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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and Valerie L. Cover and/or Frederick G. Westerman III his attorney-in-fact, with full power of substitution, for him in any and all capacities, to sign the annual report on Form 10-K for the year ended December 31, 2000 of UnitedGlobalCom, Inc. (the "Company"), to be filed with the Securities and Exchange Commission (the "Commission"), and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; granting unto said attorney-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, whereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done on behalf of the Company by virtue hereof.


March 30, 2001                          /s/ Gene W. Schneider
                                        ------------------------------------
                                        Gene W. Schneider

March 30, 2001                          /s/ Albert M. Carollo
                                        ------------------------------------
                                        Albert M. Carollo

March 30, 2001                          /s/ John P. Cole, Jr.
                                        ------------------------------------
                                        John P. Cole, Jr.

March 30, 2001                          /s/ Valerie L. Cover
                                        ------------------------------------
                                        Valerie L. Cover

March 30, 2001                          /s/ Lawrence J. DeGeorge
                                        ------------------------------------
                                        Lawrence J. DeGeorge

March 30, 2001                          /s/ Michael T. Fries
                                        ------------------------------------
                                        Michael T. Fries

March 30, 2001                          /s/ John C. Malone
                                        ------------------------------------
                                        John C. Malone

March 30, 2001                          /s/ John F. Riordan
                                        ------------------------------------
                                        John F. Riordan

March 30, 2001                          /s/ Curtis W. Rochelle
                                        ------------------------------------
                                        Curtis W. Rochelle

March 30, 2001                          /s/ Mark L. Schneider
                                        ------------------------------------
                                        Mark L. Schneider

March 30, 2001                          /s/ Henry P. Vigil
                                        ------------------------------------
                                        Henry P. Vigil

March 30, 2001                          /s/ Frederick G. Westerman III
                                        ------------------------------------
                                        Frederick G. Westerman III

March 30, 2001                          /s/ Tina M. Wildes
                                        ------------------------------------
                                        Tina M. Wildes